UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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PHOTONIC PRODUCTS GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PHOTONIC PRODUCTS GROUP, INC.

181 Legrand Avenue

Northvale, New Jersey  07647

Notice of Annual Meeting of Shareholders

to be Held August 25, 2004

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of PHOTONIC PRODUCTS GROUP, INC. (the “Company”) will be held at the offices of Lowenstein, Sandler PC 65 Livingston Avenue, Roseland, New Jersey on Wednesday, August 25, 2004 at 10:00 a.m. for the following purposes:

1.     Consideration of and vote to approve the proposed change of the Corporation’s Certificate of Incorporation to increase the total number of Common Shares authorized.

2.     Consideration of and vote to approve the proposed change to increase the total number of        Common shares authorized for issuance under the 2000 Equity Compensation Program.

3.     To elect two Class I Directors, two Class II Directors, and one Class III Director to hold office for 1, 3, and 2 years respectively.

4.     To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on June 30, 2004, as the date for determining the shareholders of record entitled to receive notice of, and to vote at, the Annual Meeting.  Whether or not you expect to be present at the Annual Meeting, you are requested to complete and sign the enclosed proxy and return it in the enclosed envelope as promptly as possible.  Shareholders who are present at the meeting may revoke their proxies and vote in person.  We hope you will attend.

By Order of the Board of Directors

William S. Miraglia, Secretary

Northvale, New Jersey
July 19, 2004

PHOTONIC PRODUCTS GROUP, INC.

PROXY STATEMENT

The following statement is furnished in connection with the solicitation of proxies by the Board of Directors of PHOTONIC PRODUCTS GROUP, INC., a New Jersey corporation with its principal offices at 181 Legrand Avenue, Northvale, New Jersey 07647 (the “Company”), to be used at the Annual Meeting of Shareholders of the Company to be held at the offices of Lowenstein Sandler PC, 65 Livingston Avenue, Roseland, New Jersey on Wednesday, August 25, 2004 at 10:00 a.m.  This Proxy Statement and the enclosed form of proxy are first being sent to shareholders on or about July 19, 2004.

Shareholders Entitled to Vote

Only shareholders of record at the close of business on June 30, 2004, the record date fixed by the Board of Directors, will be entitled to notice of, and to vote at, the Annual Meeting.  At the close of business on the record date, there were 5,441,353 shares of the Company’s Common Stock, par value $.01 per share (the “Common Stock”), outstanding and entitled to vote at the meeting.  Each share is entitled to one vote.

The presence in person or by proxy of owners of a majority of the outstanding shares of the Company’s Common Stock will constitute a quorum for the transaction of business at the Company’s Annual Meeting.  Assuming that a quorum is present, the election of two Class I Directors, two Class II Directors, and one Class III Director to hold office for 1, 3, and 2 years respectively will require the vote of a plurality of the shares of Common stock represented and entitled to vote at the Annual Meeting.  Also, assuming that a quorum is present, the proposed change of the Company’s Certificate of Incorporation to increase the total number of Common Shares authorized and the proposed change to increase the total number of Common Shares authorized for issuance under the 2000 Equity Compensation Program, will require the vote of a majority of the shares of Common Stock represented and entitled to vote at the Annual Meeting.

For purposes of determining the votes cast with respect to any matter presented for consideration at the Annual Meeting, only those cast “for” are included.  Abstentions and broker non-votes are counted only for the purpose of determining whether a quorum is present at the Annual Meeting.  Owners of Common Stock are not entitled to cumulative voting in the election of directors.

Voting:  Revocation of Proxies

A form of proxy is enclosed for use at the Annual Meeting if a shareholder is unable to attend in person.  Each proxy may be revoked at any time before it is exercised by giving written notice to the secretary of the Meeting.  All shares represented by valid proxies pursuant to this solicitation (and not revoked before they are exercised) will be voted as specified in the form of proxy.  If no specification is given, the shares will be voted in favor of the Board’s nominee for director described in this Proxy Statement.

Costs of Solicitation

The entire cost of soliciting these proxies will be borne by the Company.  In following up the original solicitation of proxies by mail, the Company may make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of the stock and may reimburse them for their expenses in so doing.  If necessary, the Company may also use its officers and their assistants to solicit proxies from the shareholders, either personally or by telephone or special letter.

Principal Shareholders

The following table presents certain information with respect to the security ownership of the directors and named executive officers of the Company and the security ownership of each individual or entity known by the Company to be the beneficial owner of more than 5% of the Company’s Common

Stock outstanding (5,441,353 shares) as of June 30, 2004.  Percentages that include ownership of options or convertible securities are calculated assuming exercise or conversion by each individual or entity of the options, (including “out-of-the-money options”), or convertible securities owned by each individual or entity separately without considering the dilutive effect of option exercises and security conversions by any other individual or entity.  The Company has been advised that all individuals, or entities, listed have the sole power to vote and dispose of the number of shares set opposite their names in the table.

Name and Address of Beneficial Owner	Number of shares		Percent of Common Stock
Clarex, Ltd. & Welland Ltd.	9,227,866	(1)	78.7%
Bay Street and Rawson Square
P.O. Box N 3016
Nassau, Bahamas

Warren Ruderman	1,222,400		22.5%
45 Duane Lane
Demarest, NJ 07627

Daniel Lehrfeld	561,100	(2)	9.5%
C/O PPGI
181 Legrand Ave
Northvale, NJ 07647

Hoechst Celanese Corp.	300,000		5.5%
Routes 202-206 North
Box 2500
Somerville, NJ 08876

Thomas Lenagh	105,000	(3)	1.9%
C/O PPGI
181 Legrand Ave
Northvale, NJ 07647

Frank Wiedeman	97,000	(4)	1.8%
C/O PPGI
181 Legrand Ave
Northvale, NJ 07647

John Rich	38,200	(5)	0.7%
C/O PPGI
181 Legrand Ave
Northvale, NJ 07647

Jan Winston	31,400	(6)	0.6%
C/O PPGI
181 Legrand Ave
Northvale, NJ 07647

Maria Murray	187,830	(7)	3.3%
C/O PPGI
181 Legrand Ave
Northvale, NJ 07647

William Miraglia	68,120	(8)	1.2%
C/O PPGI
181 Legrand Ave
Northvale, NJ 07647

Devaunshi Sampat	111,200	(9)	2.0%
C/O PPGI
181 Legrand Ave
Northvale, NJ 07647

Directors and Executive Officers as a group (8 persons)	1,200,350	(10)	18.7%

(1)   Including 900,000 shares subject to convertible preferred stock exercisable or convertible within 60 days, 2,380,952 shares subject to convertible promissory notes at a stated conversion of $0.42, the market value of the Company’s Common Stock on the date of issuance of the Note, 3,000,000 shares subject to convertible promissory notes at a stated conversion of $0.50, the market value of the Company’s Common Stock on the date of issuance of the Note and 400,000 warrants.

(2)   Including 48,000 shares subject to convertible preferred stock and 396,300 shares subject to options exercisable within 60 days.

(3)   Including 80,500 shares subject to options exercisable within 60 days.

(4)   Including 47,000 shares subject to options exercisable within 60 days.

(5)   Including 12,000 shares subject to convertible preferred stock and 15,300 shares subject to options exercisable or convertible within 60 days.

(6)   Including 4,000 shares subject to convertible preferred stock and 22,000 shares subject to options exercisable or convertible within 60 days.

(7)   Including 180,855 shares subject to convertible preferred stock, stock options, and warrants exercisable or convertible within 60 days.

(8)   Including 65,600 shares subject to convertible preferred stock, stock options, and warrants exercisable or convertible within 60 days.

(9)   Including 108,400 shares subject to convertible preferred stock, stock options, and warrants exercisable or convertible within 60 days.

(10) Including 979,655 shares subject to convertible preferred stock, stock options, and warrants exercisable or convertible within 60 days.

PROPOSAL ONE

INCREASE IN AUTHORIZED SHARES

The Board of Directors has recommended that the stockholders approve an amendment to the Company’s Certificate of Incorporation, as permitted by the New Jersey Business Corporation Act, to increase the number of authorized shares of Common Stock from 40,000,000 shares to 60,000,000 shares.

The Company is currently authorized by its Articles of Incorporation to issue 40,000,000 shares of Common Stock, par value $0.01 per share.  As of June 30, 2004, 5,441,353 shares of Common Stock were issued and outstanding.  In addition, the Company has reserved shares of Common Stock for issuance as follows: 500,000 shares for issuance upon conversion of the Company’s Series A 10% Convertible Preferred Stock, 840,000 shares for issuance upon conversion of the Company’s Series B 10% Convertible Preferred Stock, (plus an indeterminate number of shares for issuance upon conversion of rights to receive unpaid dividends on such shares), 5,400,000 shares for issuance upon conversion of the Company’s Subordinated Convertible Note, 4,000,000 shares, (or if Proposal 2 is passed, 6,000,000 shares) for issuance upon exercise of authorized stock options under the Company’s stock option plan and 400,000 for warrants issued to Clarex LTD for loan guarantees and extensions.  Accordingly, the Company has issued or reserved 16,581,353 shares (and will need to reserve 19,581,353 shares if Proposal 2 is passed).

The Board of Directors believes that it is desirable to increase the number of shares of Common Stock to 60,000,000.  The purpose of such increase is to place the Company in a position where it will continue to have a sufficient number of shares of authorized and unissued Common Stock, which can be issued for or in connection with such corporate purposes as, may, from time to time, be considered advisable by the Board of Directors.  Having such shares available for issuance in the future will give the Company greater flexibility and will allow such shares to be issued as determined by the Board of Directors of the Company without the expense and delay of a special shareholder’s meeting to approve such additional authorized capital stock.  Such corporate purposes could include, without limitation: (a) issuance in connection with any desirable acquisitions which may be presented to the Company, (b) the payment of stock dividends or issuance pursuant to stock splits, (c) the issuance of Common Stock upon exercise of options granted under the Company’s stock options plan or in connection with other employee benefit plans, (d) the issuance of Common Stock upon the conversion of any preferred stock, the exercise of warrants or the conversion of other securities convertible into Common Stock which may be outstanding from time to time, and (e) issuance in connection with an offering to raise capital for the Company.

The additional shares of Common Stock, together with other authorized stock and unissued shares, generally would be available for issuance without any requirement for further stockholder approval, unless stockholder action is required by applicable law, the Company’s governing documents, or the rules of any stock exchange on which the Company’s securities may then be listed.

Although the Board of Directors will authorize the issuance of additional shares of Common Stock only when it considers doing so to be in the best interests of the Company, the issuance of additional shares of Common Stock may, among other things, have a dilutive effect on the earnings and equity per share of Common Stock and on the voting rights of holders of shares of Common Stock.  The increase in the authorized number of shares of Common Stock also could be viewed as having anti-takeover effects.  While the Board of Directors has no current plans to do so, shares of Common Stock could be issued in various transactions that would make a change in control of the Company more difficult or costly and, therefore, less likely.  For example, shares of Common Stock could be privately sold to purchasers favorable to the Board of Directors in opposing a change in control or to dilute the stock ownership of a person seeking to obtain control.  The Company is not aware of any effort to accumulate shares of Common Stock or obtain control of the Company by a tender offer, proxy contest, or otherwise, and the Company has no present intention to use the increased shares of authorized Common Stock for anti-takeover purposes.

Holders of Common Stock do not have preemptive rights to subscribe to additional securities that may be issued by the Company, which means that current stockholders do not have a right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership interest.  However, stockholders wishing to maintain their interests may be able to do so through normal market purchases.

The affirmative vote of a majority of the votes cast by the holders of shares entitled to vote thereon is required to approve the proposed amendment.  If the stockholders do not approve the proposed amendment, the number of authorized shares of Common Stock will remain 40,000,000.  Proxies will be voted in accordance with the specifications marked thereon, and, if no specification is made, will be voted “FOR” the increase in the number of authorized shares of Common Stock.

The Board of Directors recommends that the shareholders vote “FOR” the proposal to increase the number of authorized shares of Common Stock.

If the proposed amendment is adopted by the stockholders, the Company’s Restated Certificate of Incorporation will be amended, as reflected in Exhibit B, to increase the number of shares authorized as promptly as practicable.

PROPOSAL TWO

APPROVAL OF AMENDMENT TO 2000 EQUITY COMPENSATION PROGRAM

At the Annual Meeting, the Shareholders are being asked to approve an amendment to the Company’s 2000 Equity Compensation Program (the “2000 Program”) in order to increase the number of shares reserved for issuance of stock options, stock appreciation rights and performance shares there-under by 2,000,000 shares, from 4,000,000 shares to 6,000,000 shares of Common Stock.  The amendment would also increase the maximum number of shares of Common Stock subject to options, separately exercisable stock appreciation rights or other awards that any individual could receive in one year from 600,000 to 800,000. No determinations have yet been made as to the recipients of the increased number of option shares.

As of June 30, 2004 approximately 1,847,000 options were outstanding under the 2000 Program and 2,153,000 shares remained available for awards under the 2000 Program.  Approval of the amendment to the 2000 Program is intended to ensure that the Company can continue to provide stock options and other performance incentives at levels determined appropriate by the Board of Directors, and to increase flexibility for individual grants. The 2000 Program was adopted by the Board of Directors in May 2000 and approved by the Stockholders in August 2000.  On May 24, 2004, the Board of Directors adopted this amendment to the plan and recommends that the Stockholders approve such amendment.

Purpose

The purpose of the 2000 Program is to help attract and retain superior directors, officers, key employees and consultants of the Company and its subsidiaries and to encourage them to devote their abilities and industry to the success of the Company.

Shares and Incentives Available Under the Program

The 2000 Program provides for grants of options, stock appreciation rights, and performance shares.  If this amendment is approved, an aggregate of 6,000,000 shares of Common Stock will be authorized for issuance under the 2000 Program, which amount will be proportionately adjusted in the event of certain changes in the Company’s capitalization, a merger, or a similar transaction.  If any of the options (including incentive stock options) or stock appreciation rights granted under the Program expire or terminate for any reason before they have been exercised in full, the unissued shares subject to those expired or terminated options and/or stock appreciation rights shall again be available for purposes of the 2000 Program.  Such shares may be authorized and unissued shares or treasury shares.

Eligibility

All directors, officers, employees and consultants of the Company and its subsidiaries are eligible to receive awards under the 2000 Program.  The Company estimates that as of June 30, 2004, there were approximately 70 individuals eligible to participate in the 2000 Program.  On July 1, 2004, the closing price of the Common Stock was $1.45.

Determination of Eligibility; Administration of the Program

The 2000 Program is administered by a committee appointed by the Board (the “Committee”, or the “Program Administrator”).  The Program Administrator has full discretion and authority to: (a) interpret the 2000 Program; (b) define its terms; (c) prescribe, amend and rescind rules and regulations relating to the 2000 Program; (d) select eligible individuals to receive options, stock appreciation rights, and performance shares under the 2000 Program; (e) determine when options, stock appreciation rights, or performance shares shall be granted under the Program; (f) determine the type, number, and terms and conditions of awards to be granted and the number of shares of stock to which awards will relate, and any other terms and conditions of options, stock appreciation rights, and performance shares; and (g) make all other determinations that may be necessary or advisable for the administration of the 2000 Program.

Types of Awards

The 2000 Program is comprised of four parts: (i) the Incentive Equity Compensation Program (“Incentive Program”), (ii) the Supplemental Equity Compensation Program (“Supplemental Program”), (iii) the Stock Appreciation Rights Program (“SAR Program”), and (iv) the Performance Share Program.

Incentive Program.  The Company intends that options granted pursuant to the provisions of the Incentive Program will qualify and will be identified as “incentive stock options” (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).  The Program Administrator may grant ISOs to purchase Common Stock to any employee of the Company or its subsidiaries.  These options shall expire on the date determined by the Program Administrator, but they shall not expire later than 10 years from the date the options are granted.  Any ISO granted to any person who owns more than 10% of the combined voting power of all classes of stock of the Company or any of its subsidiaries shall expire no later than 5 years from the date it was granted.

The exercise price of ISOs may not be less than the fair market value of the Company’s Common Stock on the date of grant.  However, the exercise price of an ISO granted to a 10% or more stockholder may not be less than 110% of the fair market value of the Company’s Common Stock on the date of grant.  The aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which ISOs are exercisable for the first time by an optionee during any calendar year may not exceed $100,000.

Supplemental Program.  Options granted under this Supplemental Program shall not be ISOs as defined in Section 422 of the Code.  The Program Administrator may grant supplemental stock options to eligible participants in the 2000 Program.  These options shall expire on the date determined by the Program Administrator, but they shall not expire later than 10 years from the date the options are granted.  The exercise price of supplemental stock options shall be determined by the Program Administrator at the time of grant.

SAR Program.  The Program Administrator may grant stock appreciation rights (“SARs”) to eligible participants in the 2000 Program.  These SARs may be granted either together with supplemental stock options or ISOs (“Tandem Options”) or as naked stock appreciation rights (“Naked Rights”).  Tandem Options entitle the holder to receive from the Company an amount equal to the fair market value of the shares of Common Stock which the recipient would have been entitled to purchase on that date upon the surrender of the unexpired option, less the amount the recipient would have been required to pay to purchase the shares upon the exercise of the option.  Naked Rights entitle the holder to receive the excess of fair market value of those rights at the end of a designated period over the fair market value of those rights when they are granted.  Payments to recipients who exercise SARs may be made, at the discretion of the Program Administrator, in cash by bank check, in shares of Common Stock with a fair market value equal to the amount of payment, in a note in the payment amount, or any combination of these totaling the payment amount.

Performance Share Program.  The Program Administrator may grant performance shares to eligible participants in the 2000 Program.  Each grant confers upon the recipient the right to receive a specified number of shares of Common Stock of the Company contingent upon the achievement of specified performance objectives within a specified period (including the recipient’s continued employment with or service to the Company).

Payment may be made, in the discretion of the Program Administrator, in shares of Common Stock, a check for the fair market value of the shares of Common Stock to which the performance share award relates (the “payment amount”), a note in the payment amount, or any combination of these totaling the payment amount.  The Program Administrator shall specify the performance objectives, determine the duration of the performance objective period (not to be less than 1 year nor more than 10 years from the date of the grant) and determine whether performance objectives have been met during the designated period.  All determinations by the Program Administrator with respect to the achievement of performance objectives shall be final, binding on and conclusive with respect to each recipient.

Exercise

Options may be exercised by providing written notice to the Company, specifying the number of shares to be purchased and accompanied by payment for such shares, and otherwise in accordance with the applicable option agreement.  Payment may be made in cash, other shares of Common Stock or by a combination of cash and shares.  The Program Administrator may also permit cashless exercises pursuant to procedures approved by the Program Administrator.

Vesting of Options

Unless otherwise provided by the Program Administrator at the time of grant or accelerated, stock options vest in 3 annual installments commencing one year after the date of grant.

Transferability of Awards

Grants of stock options and other awards are generally not transferable except by will or by the laws of descent and distribution, except that the Program Administrator may, in its discretion, permit transfers of supplemental stock options and/or stock appreciation rights granted in tandem with such options for estate planning or other purposes subject to any applicable restrictions under federal securities laws.  Common Stock which represents performance shares may not be sold, pledged, assigned or transferred in any manner prior to the satisfaction of the stated performance objectives and the expiration of the stated performance objective periods.

Award Limitations

The maximum number of shares of Common Stock subject to options, separately exercisable stock appreciation rights or other awards that an individual may receive in any calendar year is 800,000 if this amendment is adopted.

Acceleration of Vesting; Change in Control

The Program Administrator may, in its discretion, accelerate the exercisability of any option or stock appreciation right or provide that all restrictions, performance objectives, performance objective periods and risks of forfeiture pertaining to a performance share award shall lapse upon the occurrence of a “change in control” of the Company, as defined in the 2000 Program.

If a change in control occurs pursuant to a merger or consolidation or sale of assets as described above, then each outstanding option, stock appreciation right, and performance share award shall be assumed or an equivalent benefit shall be substituted by the entity determined by the Board to be the successor corporation unless the successor does not so agree at least 15 days prior to the merger, consolidation or sale of assets.  In that instance, each option, stock appreciation right, or performance share award shall be deemed to be fully vested and exercisable.

Effect of Termination of Employment or Service as a Director or Consultant

Except as otherwise provided in any agreement evidencing an award or option:

(a) in the event that a participant’s employment or service with the Company is terminated for “cause,” any outstanding options and awards of such participant shall terminate immediately;

(b)  in the event that a participant’s employment or service with the Company terminates due to death or disability (within the meaning of Section 22(e)(3) of the Code), all options and stock appreciation rights of such participant (other than Naked Rights) will lapse unless exercised, to the extent exercisable at the date of termination, within one year following such date of termination, all performance awards for which all performance objectives and conditions have been achieved and satisfied (other than continued employment or status as a consultant) shall be paid in full (any remaining awards of such participant will be forfeited), and all Naked Rights shall be fully paid by the Company as of the date of death or disability; and

(c)  in the event that a participant’s employment or service with the Company terminates for any other reason: (i) any outstanding options and awards (other than Naked Rights) shall be exercisable, to the extent exercisable on the date of termination, for a period of 90 days after the date of such termination if the recipient resigned, and 12 months after the date of such termination if it was an involuntary termination other than for cause; (ii) all Naked Rights not payable on the date of termination shall terminate immediately; and (iii) all performance share awards shall terminate immediately unless the performance objectives have been achieved and the performance objective period has expired.

Amendment, Suspension or Termination of the Program

The 2000 Program will terminate on the day preceding the tenth anniversary of its adoption, unless sooner terminated by the Board.  Prior to that date, the Program Administrator may amend, modify, suspend or terminate the Program, provided, however, that (a) stockholder approval is obtained when required by law, and (b) no such amendment, modification, suspension or termination by the Program Administrator shall adversely affect the rights of participants, without their consent, under any outstanding option, stock appreciation right, or performance share.

Federal Income Tax Consequences of Options and Awards

BECAUSE OF THE COMPLEXITY OF THE FEDERAL INCOME TAX LAWS AND THE APPLICATION OF VARIOUS STATE INCOME TAX LAWS, THE FOLLOWING DISCUSSION OF TAX CONSEQUENCES IS GENERAL IN NATURE AND RELATES SOLELY TO FEDERAL INCOME TAX MATTERS.  PARTICIPANTS OF THE 2000 PROGRAM ARE ADVISED TO CONSULT THEIR OWN PERSONAL TAX ADVISORS.  IN ADDITION, THE FOLLOWING SUMMARY IS BASED UPON AN ANALYSIS OF THE INTERNAL REVENUE CODE AS CURRENTLY IN EFFECT, EXISTING LAWS, JUDICIAL DECISIONS, ADMINISTRATIVE RULINGS, REGULATIONS AND PROPOSED REGULATIONS, ALL OF WHICH ARE SUBJECT TO CHANGE.

Incentive Equity Compensation Program.  In general, an optionee granted an ISO will not recognize taxable income upon the grant or the exercise of the ISO (assuming the ISO continues to qualify as such at the time of exercise).  The excess of the fair market value of shares of Common Stock received upon exercise of the ISO over the exercise price is, however, a tax preference item which can result in imposition of the alternative minimum tax.  The optionee’s “tax basis” in the shares of Common Stock acquired upon exercise of the ISO generally will be equal to the exercise price paid by the optionee, except in the case in which the optionee pays the exercise price by delivery of the shares of Common Stock otherwise owned by the optionee (as discussed below).

If the shares acquired upon the exercise of an ISO are held by the optionee for the “ISO holding period” of at least two years after the date of grant and one year after the date of exercise, the optionee will recognize long-term capital gain or loss upon the sale of the ISO Shares equal to the amount realized upon such sale minus the optionee’s tax basis in the shares, and such optionee will not recognize any taxable ordinary income with respect to the ISO.  As a general rule, if an optionee disposes of the shares acquired upon exercise of an ISO before satisfying both holding period requirements (a “disqualifying disposition”), the gain recognized on the disposition will be taxed as ordinary income equal to the lesser of (i) the fair market value of the shares at the date of exercise of the ISO minus the optionee’s tax basis in the shares, or (ii) the amount realized upon the disposition minus the optionee’s tax basis in the shares.  If the amount realized upon a disqualifying disposition is greater than the amount treated as ordinary income, the excess amount will be treated as capital gain for federal income tax purposes.  Certain transactions are not considered disqualifying dispositions including certain exchanges, transfers resulting from the optionee’s death, and pledges and hypothecations of ISO shares. To the extent an optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness and the provision of Code Section 162(m), as discussed below, to a corresponding tax deduction in the year in which the disqualifying disposition occurs.

Supplemental Equity Compensation Program.  Generally, no income will be recognized to the optionee at the time of the grant of an option, nor will the Company be entitled to a tax deduction at that time.  Upon the exercise of a supplemental stock option, the optionee will be subject to ordinary income tax equal to the excess of the fair market value of the stock on the exercise date over the exercise price. Subject to the requirement of reasonableness and the provisions of Code Section 162(m), as discussed below, the Company will be entitled to a tax deduction in an amount equal to the ordinary income realized by the optionee.  If shares acquired upon such exercise are held for more than one year before disposition, any gain on disposition of such shares will be treated as long-term capital gain.

Stock Appreciation Rights Program.  Neither the holder of a Tandem Option nor the holder of a Naked SAR will be deemed to receive any income at the time a SAR is granted.  When any part of a SAR is exercised, the optionee will be deemed to have received ordinary income on the exercise date in an amount equal to the sum of the fair market value of shares and cash received. Subject to the requirement of reasonableness and the provision of Code Section 162(m), as discussed below, the Company will be entitled to a corporate income tax deduction in an equal amount.  Income recognized by an optionee upon the exercise of a SAR will be subject to federal withholding taxes.

Performance Share Program.  In general, participants will not realize taxable income at the time of the grant of such an award.  Participants will be subject to tax at ordinary income rates on the value of such awards when payment is received.  If, however, an award is structured to permit a participant to postpone payment, the participant becomes taxable at ordinary income rates when payment is made available or the award is no longer subject to a substantial risk of forfeiture.  If the award is paid in shares, taxable income will generally be the fair market value of the shares either at the time the award is made available or at the time any restrictions (including restrictions under Section 16b of the Exchange Act) subsequently lapse. Subject to the requirement of reasonableness and the provision of Code Section 162(m), as discussed below, the Company will be entitled to a corporate income tax deduction in an equal amount.  Income recognized by an optionee upon the exercise of a Performance Share will be subject to federal withholding taxes.

Compensation Deduction Limitation.  Code Section 162(m) generally disallows a public company’s tax deduction for compensation paid to the Chief Executive Officer, or to any of the other four most highly compensated officers, in excess of $1.0 million in any tax year.  Compensation that qualifies as “performance-based compensation” is excluded from the $1.0 million deductibility cap, if various requirements are satisfied.  The Company intends that options and certain other awards granted to employees whom the Committee expects to be covered employees at the time a deduction arises in connection with such awards, qualify as “performance-based compensation,” so that such awards will not be subject to the deductibility cap.

The affirmative vote of a majority of the votes cast by the holders of shares entitled to vote thereon is required for approval of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S 2000 EQUITY COMPENSATION PROGRAM DESCRIBED ABOVE.

PROPOSAL THREE

ELECTION OF DIRECTORS

At the Annual shareholders’ meeting held August 7, 2002 an amendment to our Certificate of Incorporation providing for the classification of our Board of Directors into three classes with staggered three-year terms of office was approved by the shareholders’ and implemented by the Board.  The essence of the amendment was to allow the directors be divided into three separate classes designated Class I, Class II, and Class III.  Initially, two Class I directors were elected for a three-year term of office, two Class II directors were elected for a two-year term of office, and one Class III director was elected for a one-year term of office.  This year we are again required to elect each class of directors for staggered terms. Thereafter, when directors are elected at all subsequent Annual Meetings of Shareholders, they will be elected to three-year terms.

The following table sets forth the name and age of the current members of the Board of Directors, the principal occupation or employment of the director for the past five years, the principal business of the organization in which said occupation is or was carried on, the name or any other public corporation for which each director served as a Board member, and the period during which each director has served as a director of the Company.

The Board of Directors unanimously recommends that you vote for the election of Thomas Lenagh and Daniel Lehrfeld as Class I Directors for one year terms, J. Frank Wiedeman and Jan Winston as Class II Directors for three year terms, and John Rich as a Class III Director for a two year term.

		Positions; Business
Name and Age	Since	Experience
Thomas Lenagh, 78	1998

Chairman of the Board of Directors (May 2000 - Present).
Management Consultant (1990 - Present)
Past Chairman and CEO, Systems Planning Corporation
Financial Vice President, the Aspen Institute
Treasurer and Chief Investment Officer, The Ford Foundation
Captain, US Navy Reserve (ret.)

Daniel Lehrfeld,	1999	Director
60

President and Chief Executive Officer (2000-present),
President and Chief Operating Officer (1999-2000),
Vice President/General Manager (1995-1999)
Raytheon/GM Hughes Electro-Optics Center,
President (1989-1991)
New England Research Center, (subsidiary)
Deputy General Manager (1989-1995) &
Director, Business Development, International Business,
Operations, Cryogenic Products
Magnavox Electronic Systems E. Coast Div.,
Deputy Sector Director & Program Director
Philips Laboratories Briarcliff
North American Philips subs. Philips Electronics NV,
Group Leader/Project Leader
Grumman Aerospace Corporation

J. Frank Wiedeman,	1998	Director
88		Executive Director (1980 – Present) American Capital Management Inc.

Jan Winston	2000	Director
67		Principal (1997-Present) Winston Consulting, Division Director/General Manager (1981-1997) IBM Corporation. Executive positions held in Development, Finance and Marketing.

John Rich,	2000	Director
66

Vice President/General Manager (1999-2002) Power
Electronics Division, C&D technologies
President (1990-1999), Raytheon/GM Hughes Optical Systems
Vice President (1983-1989), Perkin Elmer Microlithography,
Electro-Optics, and Systems

Colonel, Commander, Air Force Avionics Laboratory and Air Force Weapons Laboratory

Composition of the Board of Directors.

Since the adoption of the Sarbanes-Oxley Act in July 2002, there has been a growing public and regulatory focus on the independence of directors.  Requirements relating to independence are imposed by the Sarbanes-Oxley Act with respect to members of the Audit Committee.  The Board of Directors has determined that the members of the Audit Committee satisfy all such definitions of independence.  During 2003, eight meetings of the Board of Directors were held.  Each non-employee director is paid $500 for each Board Meeting they attend, and $250 for each conference call meeting they participate in.  During 2003, each director attended or participated in all the Board of Director meetings held.

Audit Committee.

During 2003, the Audit Committee was comprised of 3 Directors.  The Audit Committee is empowered by the Board of Directors to, among other things, serve as an independent and objective party to monitor the Company’s financial reporting process, internal control system and disclosure control system, review and appraise the audit efforts of the Company’s independent accountants, assume direct responsibility for the appointment, compensation, retention and oversight of the work of the outside auditors and for the resolution of disputes between the outside auditors and the Company’s management regarding financial reporting issues, and provide an open avenue of communication among the independent accountants, financial and senior management, and the Company’s Board of Directors.

AuditCommittee Financial Expert.

The Board of Directors of the Company has determined that Mr. John Rich is an “audit committee financial expert”, as such term is defined by the SEC.  Mr. Rich, as well as Mr. Thomas Lenagh and Mr. Jan Winston, have been determined to be “independent” within the meaning of SEC regulations.

Report of the Audit Committee

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2003, included in the Company’s Annual Report on Form 10-K.  The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

Membership and Role of Audit Committee

Each of the members of the Audit Committee is independent as defined under the National Association of Securities Dealers’ listing standards.  The Audit Committee operates under a written charter adopted by the Board of Directors.

Review with Management

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management.

Review and Discussions with Independent Auditors

The Audit Committee has discussed with Holtz, Rubenstein & Company, LLP, the Company’s independent auditors, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements.

The Audit Committee has also received written disclosures and the letter from Holtz, Rubenstein & Company, LLP required by Independence Standards Board Standards No. 1 (which relates to the accountant’s independence from the Company and its related entities) and has discussed with Holtz, Rubenstein & Company, LLP their independence from the Company.

Conclusion

Based on review and discussions referred to above, the Audit Committee recommended to the Company’s Board that the Company’s audited financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2003.

Audit Committee

Jan Winston, Chairman

Tom Lenagh

John Rich

Procedures for Considering Nominations Made by Stockholders.

The Nominating Committee’s charter, as reflected in Exhibit C, describes procedures for nominations to be submitted by stockholders and other third-parties, other than candidates who have previously served on the Board or who are recommended by the Board.  The charter states that a nomination must be delivered to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company.  The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of a notice as described above.  The charter requires a nomination notice to set forth as to each person whom the proponent proposes to nominate for election as a director: (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (b) information that will enable the Nominating Committee to determine whether the candidate satisfies the criteria established by the Nominating Committee, as described below.

Qualifications.  The charter describes the minimum qualifications for nominees and the qualities or skills that are necessary for directors to possess. Each nominee:

•      must satisfy any legal requirements applicable to members of the Board;

•      must have business or professional experience that will enable such nominee to provide useful input to the Board in its deliberations;

•      must have a reputation in the Company’s industry, for honesty and ethical conduct;

•      must have a working knowledge of the types of responsibilities expected of members of a board of directors of a public corporation; and

•      must have experience, either as a member of the board of directors of another public or private company or in another capacity, that demonstrates the nominee’s capacity to serve in a fiduciary position.

Identification and Evaluation of Candidates for the Board.  Candidates to serve on the Board will be identified from all available sources, including recommendations made by stockholders.  The Nominating Committee’s charter provides that there will be no differences in the manner in which the Nominating Committee evaluates nominees recommended by stockholders and nominees recommended by the Committee or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board.  The evaluation process for individuals other than existing Board members will include:

•      a review of the information provided to the Nominating Committee by the proponent;

•      a review of reference letters from at least two sources determined to be reputable by the Nominating Committee; and

•      a personal interview of the candidate;

together with a review of such other information as the Nominating Committee shall determine to be relevant.

Third Party Recommendations.  In connection with the 2004 Annual Meeting, the Nominating Committee did not receive any nominations from any stockholder or group of stockholders which owned more than 5% of the Company’s Common Stock for at least one year.”

Executive Compensation

Summary of Cash and Other Compensation

The following table sets forth, for the years ended December 31, 2003, 2002 and 2001, the cash compensation paid by the Company and its Subsidiaries, with respect to the Company’s officers, whose total annual salary and bonus exceeded $100,000, for services rendered in all capacities as an executive officer during such period:

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus		Stock Options
Daniel Lehrfeld,	2003	$156,000	$—		85,000
President and	2002	148,000	32,500	*	110,000
Chief Executive Officer	2001	156,000	—		—

Maria Murray,	2003	112,000	—		40,000
Vice President,	2002	107,000	—		89,000
Special Projects	2001	115,000	—		—

Devaunshi Sampat,	2003	113,000	—		50,000
Vice President,	2002	105,000	—		59,500
Marketing Communications	2001	139,000	—		—

William Miraglia	2003	104,000	—		40,000
Vice President,	2002	101,000	—		45,000
Chief Financial Officer	2001	105,000	—		—

*              Reflects deferred payout of bonus granted in recognition of asset sale in 2000.  Full proceeds invested in Company Series B Preferred stock.

Executive Employment Contracts

The Company is party to an employment agreement with Mr. Dan Lehrfeld, President and CEO, that provides for a minimum annual salary during its term, and severance benefits under certain conditions that include change of control of the Company.

The aggregate minimum commitment under this agreement is as follows:

Year Ending December 31,
2004	$175,000
2005	$175,000
2006	$175,000
2007	$175,000
2008	$175,000

Should Mr. Lehrfeld be terminated without cause during this contract period he would be entitled to one year’s salary

There is an SEC requirement to report officer received perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of such individual’s reported salary and bonus.  During fiscal year 2003, 2002 and 2001, respectively, no officer received any perquisites or other personal benefits, nor were any granted.

Option Exercises and Holdings

The following table provides information concerning options exercised during 2003 and the value of unexercised options held by each of the executive officers named in the Summary Compensation Table at December 31, 2003.

Option Values at December 31, 2003

	Shares Acquired on Exercise	Value	Number of Securities Underlying Unexercised Options at December 31, 2003 (# of shares)		Value of In-the-Money Options at December 31, 2003 ($)(1)
Name	(# shares)	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Daniel Lehrfeld	0	0	396,300	123,700	0	0

Maria Murray	0	0	106,370	83,630	0	0

Devaunshi Sampat	0	0	67,135	63,865	0	0

William Miraglia	0	0	29,504	59,496	0	0

(1)     Based on $0.50 per share, the closing price of the Company’s Common Stock, as reported by the OTC Bulletin Board, on December 31, 2003.

Option/SAR Grants in Last Fiscal Year

Individual Grants					Grant Date Value
(a)	(b)	(c)	(d)	(e)	(f)
Name	Number of Securities Underlying Options/ SARs Granted	% of Total Options/ SARs Granted to Employees in Fiscal Year	Expiration or Base Price ($/Sh)	Expiration Date	Grant Date Payment Value ($)
Dan Lehrfeld	50,000	16.7%	$0.50	Jan 2013	$0.48	(1)
Maria Murray	24,000	8.0%	$0.50	Jan 2013	$0.48	(1)
Devaunshi Sampat	24,000	8.0%	$0.50	Jan 2013	$0.48	(1)
William Miraglia	24,000	8.0%	$0.50	Jan 2013	$0.48	(1)

(1).      The fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model.  The following range of weighted-average assumptions were used for grants during the year ended December 31, 2003:

Dividend yield	0.00%
Volatility	127.16%
Risk-free interest rate	5.2%
Expected life	10 years

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company.  Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on the review of copies of reports and other information furnished to the Company, all Section 16(a) filing requirements applicable to the Company’s officers, directors and greater than ten percent shareowners were complied with.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

Holtz Rubenstein & Company, LLP, (the “Auditors”) independent accountants, has been selected by the Board of Directors to examine and report on the financial statements of the Company for the fiscal year ending December 31, 2004.

Principal Accounting Fees and Services

In accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the Audit Committee’s charter, all audit and audit-related work and all non-audit work performed by the Company’s independent accountants is approved in advance by the Audit Committee, including the proposed fees for such work.  The Audit Committee is informed of each service actually rendered

Audit Fees.  Audit fees billed or expected to be billed to the Company by the Company’s principal accountant for the audit of the financial statements included in the Company’s Annual Reports on Form 10-K, and reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, for the years ended December 31, 2003 and 2002 totaled approximately $74,000 and $71,000, respectively.

Audit-Related Fees.  The Company was billed $0 and $0 by the Company’s principal accountant for the fiscal years ended December 31, 2003 and 2002, respectively, for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under the caption Audit Fees above.

Tax Fees.  The Company was billed an aggregate of $7,500 and $7,500 by the Company’s principal accountant for the fiscal years ended December 31, 2003 and 2002, respectively, for tax services, principally the preparation of income tax returns.

All Other Fees.  The Company did not incur any fees for the fiscal years ended December 31, 2003 and 2002, respectively, for permitted non-audit services.

Applicable law and regulations provide an exemption that permits certain services to be provided by the Company’s outside auditors even if they are not pre-approved.  The Company has not relied on this exemption at any time since the Sarbanes-Oxley Act was enacted

Financial Information Systems Design Implementation Fees

The Auditors did not provide any of the professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of the SEC’s Regulation S-X (in general, information technology services) during the year ended December 31, 2003.

All Other Fees

The Auditors did not provide any non-audit services, other than federal & state tax return preparation and review of the financial statements included in the Corporation’s Quarterly Reports on Form 10-Q filed during 2003, during the year ended December 31, 2003.

Other Matters

The Audit Committee of the Board of Directors has considered whether the provision of information technology services and other non-audit services is compatible with maintaining the independence of the Corporation’s principal accountant. The Company did not utilize such services during 2003.

Of the time expended by the Corporation’s principal accountant to audit the Corporation’s financial statements for the year ended December 31, 2003, less than 50% of such time involved work performed by persons other than the principal accountant’s full-time, permanent employees.

/s/ Thomas Lenagh
Thomas Lenagh

/s/ John Rich
John Rich

/s/ Jan Winston
Jan Winston

OTHER MATTERS

At the time this Proxy Statement was mailed to shareholders, management was not aware that any other matter will be presented for action at the Annual Meeting.  If other matters properly come before the Meeting, it is intended that the shares represented by proxies will be voted with respect to those matters in accordance with the best judgment of the persons voting them.

NOTICE REGARDING FILING OF SHAREHOLDERS PROPOSALS

AT 2005 ANNUAL MEETING

Any proposal intended to be presented by a shareholder at the 2005 Annual Meeting of Shareholders must be received by the Company at the Company’s principal executive offices, 181 Legrand Avenue, Northvale, NJ 07647 no later than the close of business on March 22, 2005 to be considered for inclusion in the Proxy Statement for the 2005 Annual Meeting and by June 4, 2005 in order for the proposal to be considered timely for consideration at next years Annual Meeting (but not included in the Proxy Statement for such meeting).

By Order of the Board of Directors

William S. Miraglia, Secretary

Dated:	July 19, 2004

A copy of the Company’s annual report for the fiscal year ended December 31, 2003, including consolidated financial statements, accompanies this Proxy Statement.  The annual report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

Exhibit A

CERTIFICATE OF AMENDMENT

OF

RESTATED CERTIFICATE OF INCORPORATION

OF

PHOTONIC PRODUCTS GROUP, INC.

Pursuant to N.J.S. 14A:9-4(3)

Dated:                         , 2004

The undersigned corporation, having adopted an amendment to its Certificate of Incorporation, hereby certifies as follows:

1.             The name of the Corporation is Photonic Products Group, Inc.

2.             The Corporation’s Restated Certificate of Incorporation is amended by changing the first paragraph of Article VI to read as follows:

“Article VI

The total authorized capital stock of the Corporation shall be 61,000,000 shares, consisting of:

(1)           1,000,000 shares of Preferred Stock, without par value; and

(2)           60,000,000 shares of Common Stock, par value $.01 per share.”

3.             The date of the adoption of the amendment by the shareholders was August 25, 2004.

4.             The number of shares entitled to vote on the amendment were            ,

5.             The number of shares voted for and against the amendment were as follows:

For:

Against:

6.             The effective date of this amendment (the effective date) is August      , 2004.

IN WITNESS WHEREOF, the undersigned corporation has caused this Certificate to be executed on its behalf by its duly authorized officer as of the date first above written.

PHOTONIC PRODUCTS GROUP, INC.

By:_
Daniel Lehrfeld, President

EXHIBIT B

AUDIT COMMITTEE CHARTER

The Audit Committee is appointed by the Board of Directors of PHOTONIC PRODUCTS GROUP, INC. (“Photonic Products Group, Inc.”) to assist the Photonic Products Group, Inc. Board in monitoring (a) the integrity of the financial statements of Photonic Products Group, Inc. and its subsidiaries (the “Company”) and (b) the independence of performance of the Company’s external and, if applicable, internal auditors.

The members of the Audit Committee shall meet the independence and experience requirements of the National Association of Securities Dealers, Inc., subject to such qualifications and exceptions as may be permitted by such requirements.  The members of the Audit Committee shall be appointed from time to time by the Photonic Products Group, Inc. Board.  The Photonic Products Group, Inc. Board reserves the right to amend, modify or replace this Charter in its discretion at any time.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Audit Committee.  The Audit Committee may request any officer or employee of the Company, the Company’s outside counsel or independent auditor to attend meetings of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

The primary goals of this Charter are to specify the following:

•      the scope of the Audit Committee’s responsibilities and the approaches to be used in carrying out those responsibilities, including structure, processes and membership requirements;

•      the Audit Committee’s responsibility for (a) insuring its receipt from the Company’s independent auditor of a formal written statement delineating all relationships between such auditor and the Company, consistent with Independence Standards Board Standard No. 1, (b) actively engaging in a dialogue with such auditor with respect to any disclosed relationships or services that may impact the objectivity and the independence of the auditor and (c) taking, or recommending that the Photonic Products Group, Inc. Board take, appropriate action to oversee the independence of the independent auditor; and

•      the independent auditor’s ultimate accountability, to the Photonic Products Group, Inc. Board and the Audit Committee, as representatives of the shareholders of Photonic Products Group, Inc. and the ultimate authority and responsibility of the Photonic Products Group, Inc. Board and/or the Audit Committee to select, evaluate and, where appropriate, replace the independent auditor (or, if applicable, to nominate the independent auditor to be proposed for shareholder approval in any proxy statement).

To the extent any statement set forth below is inconsistent with the three principles set forth above, the three principles set forth above shall govern.

The Audit Committee shall make regular reports to the Photonic Products Group, Inc. Board, as required by the Delaware General Corporation Law.

Pursuant to this Charter:

1.  THE COMMITTEE

The Audit Committee of the Board of Directors of PHOTONIC PRODUCTS GROUP, INC. will consist of at least three members of the Board including a Chairman designated by the Board.  Members of the Audit Committee may not be employees of the Company.  The Committee will meet at least three times a year, with additional meetings if circumstances require, for the purpose of satisfying its responsibilities.

2.  SCOPE

The Committee serves at the pleasure of and is subject to the control and direction of the Board of Directors.

3.  RESPONSIBILITIES OF THE COMMITTEE

•      To assist the Board in fulfilling its fiduciary responsibilities to the shareholders with respect to matters relating to the Company’s business, accounting, reporting, audit and internal controls practices.

•      To maintain a direct line of communications between the Board and the Company’s independent auditors and internal auditors to provide for an exchange of views and information.

4.  FUNCTIONS OF THE COMMITTEE

The Committee will satisfy its responsibilities by completing the following functions:

•      Discuss the results of the annual internal and independent audits with management and the internal and independent auditors.

•      Consider the comments from the independent auditors and internal auditors with respect to internal accounting and management controls and the consideration given or action taken by management.

•      Appoint the independent auditors for the coming year.

•      Appraise the effectiveness of the independent audit effort through discussions with the independent auditors regarding their planned arrangements and scope of the annual audit, including fees.

•      Review the scope of planned activities and budget along with a review of the effectiveness of the Company’s internal auditors, if any.

•      Review the anticipated scope and related fees of any non-audit services to be provided by the independent auditors to ensure that these services do not detract from the independence of the auditors in their audit function.

•      Consider the comments from the independent auditors with respect to internal accounting and management controls and the consideration given or action taken by management.

•      Review the Committee’s responsibilities and functions, evaluate its performance, and institute appropriate modifications to reflect changes in the business environment.

•      Monitor the procedures or systems used in preparing the financial statements of the Company.

•      Obtain the assessment of management and the independent auditors as to the adequacy of:

•      the Company’s internal accounting procedures and controls.

•      the Company’s procedures for complying with SEC Regulations and The Foreign Corrupt Practices Act.

•      Receive and review the assessment of management as to the quality and depth of staffing in the accounting and financial departments worldwide.

•      Receive from the Company’s independent auditor a formal written statement delineating all relationships between such auditor and the Company, consistent with Independence Standards Board Standard No. 1.

•      Engage in dialogue with the Company’s independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of such firm.

•      Recommend to the Photonic Products Group, Inc. Board appropriate actions to ensure the independence of the Company’s independent auditor.

I.          Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Photonic Products Group, Inc. Board for approval.

II.        Audit Committee should meet with independent auditor without management present.

III.       Review the interim financial statements and financial results with independent auditor prior to filing Form 10-Qs.

IV.       Review Year-End financial statements and financial results prior to filing Form 10-K.

V.        Discuss required communication with independent auditor as required by SAS 61 of GAAS.

•      Review any information submitted to the Audit Committee pursuant to Section 10A of the Private Securities Litigation Reform Act of 1995.

•      Prepare the report to the Company’s Board of Directors for inclusion in the Company’s annual proxy statement.

•        Review with the independent auditor any material problems or difficulties the auditor may have encountered during an audit including any restrictions on the scope of activities or access to required information; review any management letter provided by the auditor and the Company’s response to that letter.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate or are in accordance with generally accepted accounting principles.  This is the responsibility of management and the independent auditor.  Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

EXHIBIT C

PHOTONIC PRODUCTS GROUP, INC.

NOMINATING COMMITTEE CHARTER

Purposes of the Nominating Committee

The purposes of the Nominating Committee are:

•      to consider proposals made by shareholders and others to nominate specific individuals to the board of directors of Photonic Products Group, Inc. (the “Company”);

•       to identify qualified individuals for membership on such board (the “Board”); and

•       to recommend to the Board the director nominees for election at each annual meeting of shareholders and at each other meeting of shareholders at which directors are to be elected.

Membership of the Nominating Committee

The Nominating Committee:

•      shall consist of not less than four independent members of the Board, the exact number to be established by the board of directors from time to time;

•      shall consist solely of individuals who meet the independence standards set forth in Securities and Exchange Commission rules and in the listing standards, if any, applicable to the Company; and

•      shall consist solely of members who are appointed by, and who may be removed by, the Board.

Criteria for Nomination to the Board of Directors

Each individual nominated by the Nominating Committee to serve on the Board of Directors shall, in the Nominating Committee’s opinion, satisfy the following criteria (the “Minimum Criteria”) together with such other criteria as shall be established by the Nominating Committee:

•      such nominee shall satisfy any legal requirements applicable to members of the Board;

•      such nominee shall have business or professional experience that will enable such nominee to provide useful input to the Board in its deliberations;

•      such nominee shall have a reputation, in one or more of the communities serviced by the Company and its subsidiaries, for honesty and ethical conduct;

•      such nominee shall have a working knowledge of the types of responsibilities expected of members of the board of directors of a public corporation; and

•      such nominee shall have experience, either as a member of the board of directors of another public or private corporation or in another capacity, that demonstrates the nominee’s capacity to serve in a fiduciary position.

Procedures to be Followed with Respect to the Submission of Names for Consideration by the Nominating Committee

The following procedures (the “Minimum Procedures”) shall be utilized in considering any candidate for election to the Board at an annual meeting, other than candidates who have previously served on the Board or who are recommended by the Board.  A nomination must be delivered to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company.  In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a notice as described above.  Such notice shall set forth as to each person whom the proponent proposes to nominate for election as a director (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (b) information that will enable the Nominating Committee to determine whether the candidate satisfies the Minimum Criteria and any Additional Criteria (as defined below) established by the Nominating Committee.

In the event that a director is to be nominated at a special meeting of shareholders or is to be elected by the Board, the Nominating Committee shall develop procedures designed to conform, as nearly as practicable, to the procedures applicable to elections of Board members at annual meetings.

The Nominating Committee may, but shall not be required to, develop other procedures (the “Additional Procedures”) designed to supplement the Minimum Procedures.

Processes to be Followed in Considering Candidates

Candidates to serve on the Board shall be identified from such sources as shall be available to the Nominating Committee, including without limitation recommendations made by shareholders.

There shall be no differences in the manner in which the Nominating Committee evaluates nominees recommended by shareholders and nominees recommended by the committee or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board.  The evaluation process shall include (i) a review of the information provided to the Nominating Committee by the proponent, (ii) a review of reference letters from at least two sources determined to be reputable by the Nominating Committee and (iii) a personal interview of the candidate, together with a review of such other information as the Nominating Committee shall determine to be relevant.

Duties of the Nominating Committee

The Nominating Committee shall:

•      determine whether other criteria (the “Additional Criteria”), beyond the Minimum Criteria, should apply in nominating members of the Board, such Additional Criteria to

•      reflect, at a minimum, all applicable laws, rules, regulations and listing standards, if any, applicable to the Company, and

•      take into account a potential candidate’s experience, areas of expertise and other factors relative to the overall composition of the board of directors;

•          determine whether the Minimum Procedures should be supplemented with Additional Procedures relating to the information to be submitted to the Nominating Committee regarding prospective candidates;

•          annually review the size, composition and needs of the Board and make recommendations to the Board;

•          recommend to the Board the director nominees for election at the next annual meeting of shareholders;

•          consider and recommend candidates for appointment to the Board to the extent vacancies arise between annual meetings of shareholders;

•          consider director candidates submitted by shareholders and other third-parties, in accordance with the Minimum Procedures and any Additional Procedures adopted by the Nominating Committee; and

•          annually review the Nominating Committee charter and recommend to the Board any changes it deems necessary or desirable.

Meetings of the Nominating Committee

The Nominating Committee shall meet as often as necessary to carry out its responsibilities, but not less than once each year.  At the discretion of the chairperson of the Nominating Committee, but at least once each year for all or a portion of a meeting, the members of the Nominating Committee shall meet in executive session, without any members of management present.

Additional Authority of the Nominating Committee

The Nominating Committee shall have the authority, in its discretion, to retain outside counsel and other advisors.